UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 6, 2008

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

773 San Marin Drive, Suite 2215
Novato, California 94998

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 408-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02(a)	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The following information and exhibit are furnished pursuant to Item 2.02(a), “Results of Operations and Financial Condition”, and Item 7.01, “Regulation FD Disclosure”.  This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

On November 10, 2008, the Company issued a Press Release setting forth the Company’s results from operations for the three months and the nine months ended September 30, 2008 and financial condition as of September 30, 2008.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Lee G. Beaumont left his position as the Executive Vice President and Chief Operating Officer of Willis Lease Finance Corporation (the “Company”) on November 6, 2008.  Mr. Beaumont will maintain a consulting relationship with the Company to assist with transition matters.

Item 9.01 Financial Statements & Exhibits

The Company hereby furnishes the following exhibit pursuant to Item 2.02(a), “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure”.

Exhibit No.	Description

99.1	Press Release issued November 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2008

WILLIS LEASE FINANCE CORPORATION

	By:	/s/ Thomas C. Nord
Thomas C. Nord
Senior Vice President and
General Counsel